Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
13.	Income Taxes

Components of Income and Income Tax

All components of net loss before the effects of the income tax provision are related to losses incurred in the United States.  The Company did not record a provision (benefit) for income taxes for the years ended December 31, 2018 and 2019.

The provision for income taxes differs from the amount expected by applying the federal statutory rates to the net loss before taxes as follows:

	Year Ended December 31,
	2018	2019
Federal statutory income tax rate	21.0%	21.0%
Non-deductible expenses and others	0.2	(0.6)
Non-deductible expense related to the convertible notes and derivative liability	—	(1.7)
Non-deductible expense related to the grant liability	—	(0.3)
Tax credits	2.8	2.2
Change in valuation allowance	(24.0)	(20.6)
Effective income tax rate	—%	—%

Significant Components of Deferred Taxes

The components of the Company’s deferred tax assets were as follows (in thousands):

	Year Ended December 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$3,032	$3,911
Research and development tax credit carryforwards	600	716
Accrued liabilities and other	47	93
Stock-based compensation	60	82
Total deferred tax assets	3,739	4,802
Deferred tax liabilities:
Prepaid expenses and other	(13)	(12)
Total deferred tax liabilities	(13)	(12)
Less valuation allowance	(3,726)	(4,790)
Net deferred tax assets	$—	$—

Deferred income taxes reflect temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and operating losses and tax credit carryforwards.  The Company considers a number of factors concerning the realizability of its net deferred tax assets, including its history of operating losses, the nature of the deferred tax assets, and the timing, likelihood and amount, if any, of future taxable income during the periods in which those temporary differences and carryforwards become deductible, all of which require significant judgment. As of December 31, 2019, the Company has recorded a full valuation allowance on its net deferred tax assets as the Company has concluded that it is not more likely than not that such losses or credits will be utilized.  The valuation allowance increased by $1.2 million and $1.1 million during 2018 and 2019, respectively.

At December 31, 2019, the Company has federal net operating loss and tax credit carryforwards of $9.4 million and $1.0 million, respectively, which expire over a period of 11 to 20 years.  Net operating loss carryforwards of $9.2 million were generated after 2017, and therefore do not expire.

Uncertain Tax Positions

The Company files federal income tax returns. With few exceptions, the Company is no longer subject to income tax examinations by tax authorities for years prior to 2016.  However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses or tax credits were generated and carried forward and may make adjustments to the amount of the net operating loss or credit carryforward amount.  The Company is not currently under examination in any jurisdiction.

A reconciliation of the beginning and ending amount of unrecognized tax benefits were as follows (in thousands):

	Year Ended December 31,
	2018	2019
Beginning balance	$152	$200
Additions for tax positions taken in the current year	48	39
Ending balance	$200	$239

If the unrecognized tax benefits for uncertain tax positions as of December 31, 2019 are recognized, there will be no impact to the effective tax rate due to the valuation allowance.  The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying financial statements.  At December 31, 2019, there were no material interest and penalties on uncertain tax benefits.  The Company does not anticipate any significant changes to its unrecognized tax benefits in the next 12 months.